UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

SUPER MICRO COMPUTER, INC.

(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 Rock Avenue, San Jose, California 95131

(Address of principal executive offices, including Zip Code)

Registrant’s telephone, including area code: (408) 503-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2009, Super Micro Computer, Inc. issued a press release announcing its operating and financial results for the third quarter fiscal year 2009. A copy of the press release including consolidated financial statements for the third quarter ended March 31, 2009 is being furnished as Exhibit 99.1. Exhibit 99.2 are the slides for Super Micro Computer Inc,’s third quarter earnings presentation on April 29, 2009. All of the information in Exhibit 99.1 and Exhibit 99.2 is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release of Super Micro Computer, Inc. dated April 29, 2009 announcing its operating and financial results for the third quarter fiscal year 2009.

99.2	Slides for Super Micro Computer, Inc.’s third quarter earnings presentation on April 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: April 29, 2009	By:	/s/ Charles Liang
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Super Micro Computer, Inc. dated April 29, 2009 announcing its operating and financial results for the third quarter fiscal year 2009.

99.2	Slides for Super Micro Computer, Inc.’s third quarter earnings presentation on April 29, 2009.